As filed with the Securities and Exchange Commission on March 4, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2018 – December 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

AUXIER FOCUS FUND

Semi-Annual Report

December 31, 2018

(Unaudited)

Fund Adviser:

Auxier Asset Management LLC

15668 NE Eilers Road

Aurora, Oregon 97002

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

Market Commentary

In the fourth quarter, the S&P 500 fell 13.52%. We just endured the worst December market downturn in 88 years. For the first time since 1994, Treasury bills beat most major investment classes as over 95% of global assets declined in 2018. Speculation in the energy sector over Iranian sanctions was purged in the quarter as oil prices plunged 39% from their peak in early October. The energy sector was the worst performer, down 24%. Due in large part to amazing output from the Permian Basin, US crude production grew to a record 11.9 million barrels per day late last year. The US is now the number one producer in the world. This is like a huge tax cut for Americans who are traveling more in larger vehicles and valuing “experiences.” Global travel and tourism have outstripped growth in GDP the past seven years by a large margin. With consumer spending comprising over two thirds of the US economy, oil declines are a big plus. The deep economic downturns in the 1970s were largely a result of parabolic price increases in oil. Today just the opposite. Oil, natural gas, wind, solar, battery storage, etc. point to ample supplies while technology is helping to mitigate demand. This together with strong employment gains are a stabilizing force for the US economy. Skilled workers are finally seeing a real reward for their labor. There now is a shortage of 60,000 truck drivers. While the domestic economy has been strong, we are seeing a deceleration in earnings growth for many sectors of the S&P as the world economy slows.

It is estimated that over 85% of trading on the exchanges is now tied to momentum-based mathematical algorithms. With the proliferation of exchange traded funds, investors may have miscalculated liquidity. An exchange traded fund can’t be more liquid than the underlying securities. It was the high expectation momentum stocks that suffered the most in this correction. In a momentum market it is easy to lose price discipline, to overpay and over-borrow both for acquisitions and stock buybacks. The good news on the buy side, we are seeing a meaningful compression in price earnings multiples which benefits long-term investors seeking double-play returns. The semi-informed electronic herd is creating great opportunities for the diligent investor, armed with cumulative knowledge of underlying facts, fundamentals and cycles. Rigorous day-to-day research can pay off big in bad markets by understanding where you are in the cycle and being able to quantify and minimize risk while increasing odds.

I like to study high achievers in any field. I am reading a biography on the champion New England Patriots football coach Bill Belichick. He was watching game film at age six. He talks about the grinding day-to-day process. Not the results. There are no easy formulas. It is day-to-day nitty gritty grinding focus on details. Costco founder Jim Sinegal was famous for his saying “retail is detail.” That is what serious investing is all about. Otherwise you are speculating. With a normalization of interest rates and the reduction of the Fed’s balance sheet at $50 billion a month, there seems to be a shift from momentum and “growth at any price” to cash flow and valuation. Our most profitable investments have usually started with bad headlines, some pain and a bargain price. Conversely, investment cycles end when everything looks great. In 2000 market darling Cisco looked terrific. Then, over the 13 months ended April 6, 2001, it plummeted from $82 to $13.83. We remain focused on the operating fundamentals and cash flow of individual businesses and where we are in each industry cycle.

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AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

Performance Update

Auxier Focus Fund - Growth of $10,000
From Inception (7/9/1999) to 12/31/2018
Auxier Focus Fund
S&P 500 Stock Index
$36,852
$25,968
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Jun-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

Auxier Focus Fund’s Investor Class declined 10.36% in the fourth quarter vs. a drop of 13.52% for the S&P 500 Index. For the full year the investor class returned -4.06%. The S&P gave back 4.38%. The NYSE Composite Index which includes all the common stock listed on the New York Stock Exchange lost 11.2%. Foreign emerging markets declined 17% with China’s Shanghai Index surrendering 24.6%. In the Fund, domestic stocks comprised 77%, foreign 14%, with cash and “workouts” 9%. From inception at the top of the market in July 1999 to December 31, 2018, a hypothetical $10,000 investment in the Fund has grown to $36,852 with an average equity exposure of 80%. This compares favorably to $25,968 for the fully invested S&P 500. We would encourage investors to check our our risk-adjusted results in the most difficult down markets over the past 19 years. Our focus is on a systematic low risk approach to the markets and in harnessing the power of compounding.

Auxier Focus Fund – Investor Class

Average Annual Total Returns (12/31/18

Since Inception (07/09/1999) 6.93%

10-year 9.61%

5-year 5.10%

1-year -4.06%

3-month -10.36%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s Investor Class Share’s annual operating expense ratio (gross) is 1.10%. The Fund’s adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit total annual operating expenses at 0.98%, which is in effect until October 31, 2019. Other share classes may vary. The Fund charges a 2.0% redemption fee on shares redeemed within 180 days of purchase. For the most recent month-end performance, please call (877) 328-9437 or visit the Adviser’s website at www.auxierasset.com. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

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A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

Top Holdings on 12/31/2018	% Assets
UnitedHealth Group, Inc.	4.5%
Mastercard, Inc., Class A	4.1%
Bank of New York Mellon Corp.	3.7%
Medtronic PLC	3.6%
Microsoft Corp.	3.3%
PepsiCo., Inc.	3.3%
Johnson & Johnson	3.2%
Merck & Co., Inc.	2.7%
Philip Morris International	2.6%
Kroger Co.	2.5%

Contributors to the period: Our outlook on a cross section of portfolio positions with a positive return for the period ended 12/31/2018.

Yum! Brands, Inc. (YUM)

The parent company of some of the largest chain restaurants in the world, Yum! Brands manages Taco Bell, KFC, Pizza Hut and WingStreet outside of China. Between all their brands, Yum! operates over 46,000 restaurants with over $46 billion in annual sales. KFC, Pizza Hut and Taco Bell are number one globally in the chicken, pizza and Mexican food categories respectively. With approximately 98% of their restaurants franchised, Yum! Brands has managed to create a global fast food empire while remaining capital light and reducing their own risk.

The Coca-Cola Co. (KO)

Coca-Cola is working to expand into other markets and make strategic acquisitions that align with their expertise while continuing their current dominance in the carbonated beverages market. They recently acquired Costa Limited to enter the $500 billion annual hot beverage market and have launched Smartwater in 20 new markets in 2018.

McDonald’s (MCD)

Management led by CEO Steve Easterbrook has been aggressively offering delivery, mobile order and digital menu boards. They have reduced overhead costs while improving the quality and consistency of their stores. So far this year, their company-operated restaurant expenses are down 17% and their selling, general and administrative expenses are down 9%. McDonald’s recently partnered with Uber Eats to deliver their food and launch a new ad campaign.

Merck & Co. (MRK)

Merck is known for its signature drug, Keytruda, an immunotherapy drug currently registered to treat seven different types of cancer that brings in nearly $2 billion quarterly. Despite having a blockbuster drug that is still on the upswing, Merck has continued to strengthen their pipeline and invest in new drugs such as Gardasil, an HPV vaccine that is already bringing in over $1 billion per quarter, and Bridion, the first selective relaxant binding agent on the market.

Procter & Gamble Co. (PG)

Management has focused on reducing their costs of products sold and their selling, general and administrative expenses in order to maximize the amount of capital they can return to shareholders. In the first quarter of their fiscal year, Procter & Gamble returned $3.2 billion to shareholders through dividends ($1.9 billion) and stock repurchases ($1.3 billion). Led by activist investor Nelson Peltz, PG has restructured its business around six “small business units” each with their own management team. They have reduced brands from 165 to 65 in order to compete with smaller, more nimble companies such as Harry’s Shave Club while still granting them the cost synergies of a massive company.

Detractors to the period: Our outlook on a cross section of portfolio positions with a negative return for the period ended 12/31/2018:

Zimmer Biomet Holdings (ZBH)

Fundamentals at Zimmer Biomet are steady with a powerful franchise in hip and knee replacements. ZBH generates over $1 billion annually in free cash flow. They are close to an FDA approval for their total knee replacement Rosa robot. A Zimmer Biomet manufacturing plant in Indiana has been hampered by regulatory issues the past two years but management is showing steady progress in fixing the problem. We see good upside in the stock when this problem is ultimately corrected.

Discovery, Inc. (DISCA)

Discovery continues to build their media influence of unscripted content. As the leading provider of nonfiction content, Discovery has built a global market focusing on “superfans.” They have tapped into offering shows that no other platform runs, while also picking up the rights to niche sports like golf and tennis. Recently, news was released that CBS is looking to grow their balance sheet, in order to renew the rights to the NFL. Bankers have pitched Discovery as a merger target. While we don’t know if CBS will acquire them, we do feel consolidation in this space will happen due to the need to scale up against players like Amazon and Netflix. The stock seems really cheap at nine times earnings with a double-digit free cash flow yield.

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AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

Altria Group, Inc. (MO)

Altria has aggressively pushed its way into the new E-cigarette (also known as vaping) and cannabis markets by making deals with Cronos and Juul. With Cronos, Altria gets a 45%, with an option to increase to 55%, stake in a Canadian marijuana company with a strong research division and an asset-lite approach that avoids the actual cultivation of marijuana. With Juul, Altria gets a 35% stake in one of the fastest growing E-cigarette companies while also providing it with the cash to continue its rapid growth. Sales for Juul grew from $200 million in 2017 to over $1 billion in 2018. However, they paid a very steep price for entry.

Bank of America Corp. (BAC)

Management at Bank of America, led by CEO Brian Moynihan, is working on reducing risk and becoming more efficient while enhancing the customer experience. In early 2019, Bank of America was awarded the first J.D. Power and Associates' website certification for online experience while last year they were awarded J.D. Power's first mobile app certification. The stock looks inexpensive at less than ten times 2019 earnings estimates.

Mastercard Inc. (MA)

Despite strong performance with currency neutral revenue growth of 17% and earnings growth of 36%, Mastercard has fallen from its peak in the fall of 2018 due to macroeconomic concerns. Mastercard has done a great job in fending off the competition in the digital payments space while taking advantage of the digital trends away from cash payments.

Risks

It is difficult to endure long term without a vigilant eye on risk. Risk management is most valuable in expensive markets as torpedo drops interrupt the compounding process. Rapidly growing debt loads are often a precursor to economic panics and downturns. Rising interest rates tend to expose poor capital allocation. As the Federal Reserve has been reducing their balance sheet by $50 billion a month, that has led to increased volatility and shifted investor focus away from just revenue growth to cash and balance sheet strength. This past year digital speculation in the form of Bitcoin crashed from over $20,000 at the peak to under $4,000. US venture-backed companies raised a record $131 billion in 2018 topping the $105 billion set in 2000 according to PitchBook. This combined with record funding out of Japan with Softbank and China points to the potential for oversupply in many areas of technology. This could get worse if the tech initial public offerings overheat in 2019. The cash burn1 on startups in Silicon Valley is far greater than the mania peak in 2000. The growth in borrowings out of China and the lack of price discipline in foreign acquisitions is very similar to the behavior of the Japanese in the late 1980s. They were paying crazy prices for trophy properties like Pebble Beach and Rockefeller Center. The past few years the Chinese have overpaid for the Waldorf Astoria and many other “trophy” names. This led to the seizure in 2018 of the largest Chinese insurance conglomerate Anbang. The Japanese Nikkei Stock Index hit a peak over 39,000 in 1989 only to drop to 7,500 twenty years later after their debt binge. The true cost in investing is not knowing what you own or what you are doing.

Other misperceptions of risk include the safety of utilities and big companies. Recently the largest utility in the country, Pacific Gas and Electric, declared bankruptcy over wildfire liabilities in California. In 2007 Texas Utilities went bankrupt. In 2001 Enron was the largest bankruptcy in history, a year after Fortune magazine featured them as having industry best practices. In 2000 CFO magazine named Enron’s Andrew Fastow CFO of the year. Enron had acquired our local utility Portland General Electric and we saw the rapid buildup of off-balance sheet debt and sold the stock at $80 before it dropped to zero. Overpaying and overborrowing are the recurring sins of capital allocation.

Opportunities

Corrections and recessions are necessary to purge imbalances in a market-based economy. They should be welcomed as an opportunity to shop for the best quality investments at bargain prices. I remember like yesterday personally investing in 1994, the last time T-bills outperformed stocks (S&P 500). The number two economy at the time was Japan which suffered from crushing debt, crashing stock and real estate markets. The fears proved to be overblown. Fast forward to today, and China’s slowdown has captivated the investment news. In 2017 US exports to China were $130 billion or .6% of our $21 trillion economy. Imports from China were $506 billion. Our portfolio’s valuation is an attractive 13.9 times forward earnings with good free cash characteristics. Our greatest investments have been made in the time of market panics or recessions. Today, emerging markets (MSCI Emerging Markets Index) are interesting at 12 times earnings. The Fund is positioned for a slowdown based on quality, balance sheet strength and free cash flow yields. Being late in the economic cycle, we have remained weighted in healthcare despite negative headlines. Since 1946 healthcare has outperformed the market, as measured by the S&P 500, 75% of the time in down markets. We like the

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AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

innovation we are seeing in medical technology with data analytics leading to rapid advances in tackling cancer, brain and other chronic diseases.

We appreciate your trust.

Jeff Auxier

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived. Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary. Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund’s portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund’s value.

[1]	Cash burn aka burn rate is normally used to describe the rate at which a new company is spending its venture capital to finance overhead before generating positive cash flow from operations; it is a measure of negative cash flow.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. One cannot invest directly in an index or average.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

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AUXIER FOCUS FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Auxier Focus Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (“S&P 500”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

Investor Shares vs. S&P 500 Index

Average Annual Total Returns Periods Ended December 31, 2018	One Year	Five Years	Ten Years	Since Inception(1)
Investor Shares	-4.06%	5.10%	9.61%	6.93%
S&P 500® Index (Since July 9, 1999)	-4.38%	8.49%	13.12%	5.02%
A Shares (with sales charge)(2),(3)	-9.84%	3.70%	8.87%	6.56%
Institutional\ Shares(3)	-3.88%	5.31%	9.76%	7.00%

(1)	Investor, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively.
(2)	Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor Shares of the Fund.
(3)	For Institutional Shares, performance for the 10-year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to commencement of operations of the Institutional Shares. For A Shares, performance for the since inception period is a blended average annual return which includes the return of the Investor Shares prior to commencement of operations of the A Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares, A Shares and Institutional Shares are 1.10%, 1.44% and 1.10%, respectively. However, the Fund’s Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 0.98%, 1.25% and 0.80% of the Investor Shares, A Shares and Institutional Shares, respectively, through October 31, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (877) 328-9437 or visit www.auxierasset.com.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

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AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares	Security Description	Value
Equity Securities - 91.4%
Common Stock - 91.4%
Communications - 2.3%
220,175	America Movil SAB de CV, ADR	$3,137,494
1,719	Cisco Systems, Inc.	74,484
187,738	Telefonica SA, ADR	1,588,263
8,845	Viacom, Inc., Class B	227,317
		5,027,558
Consumer Cyclicals - 0.3%
20,475	DR Horton, Inc.	709,664

Consumer Discretionary - 6.4%
54,379	Arcos Dorados Holdings, Inc., Class A	429,594
34,000	Becle SAB de CV	43,180
52,910	Comcast Corp., Class A	1,801,585
11,965	CVS Health Corp.	783,947
112,077	Discovery Communications, Inc., Class A (a)	2,772,785
4,641	Discovery Communications, Inc., Class C (a)	107,114
16,250	General Motors Co.	543,562
169,545	Lincoln Educational Services Corp. (a)	542,544
18,550	Lowe's Cos., Inc.	1,713,278
6,156	McDonald's Corp.	1,093,121
55,752	Sally Beauty Holdings, Inc. (a)	950,572
1,176	The Andersons, Inc.	35,151
4,725	The Home Depot, Inc.	811,849
17,150	Walmart, Inc.	1,597,523
7,050	Yum China Holdings, Inc.	236,387
7,050	Yum! Brands, Inc.	648,036
		14,110,228
Consumer Staples - 16.7%
63,025	Altria Group, Inc.	3,112,805
34,055	British American Tobacco PLC, ADR	1,084,992
13,200	Coca-Cola HBC AG, ADR (a)	409,926
5,135	Diageo PLC, ADR	728,143
3,214	Lamb Weston Holdings, Inc.	236,422
50,327	Molson Coors Brewing Co., Class B	2,826,364
34,800	Monster Beverage Corp. (a)	1,712,856
64,820	PepsiCo., Inc.	7,161,314
84,525	Philip Morris International, Inc.	5,642,889
97,136	Tesco PLC, ADR	711,035
55,300	The Coca-Cola Co.	2,618,455
2,845	The J.M. Smucker Co.	265,979
203,368	The Kroger Co.	5,592,620
14,025	The Procter & Gamble Co.	1,289,178
65,421	Unilever NV, ADR	3,519,650
		36,912,628
Energy - 4.0%
144,810	BP PLC, ADR	5,491,195
7,430	Chevron Corp.	808,310
13,600	ConocoPhillips	847,960
7,800	Phillips 66	671,970
14,415	Valero Energy Corp.	1,080,692
		8,900,127
Financials - 20.9%
55,260	Aflac, Inc.	2,517,646
49,445	American International Group, Inc.	1,948,627
1,280	Ameriprise Financial, Inc.	133,594
201,699	Bank of America Corp.	4,969,863
16,545	Berkshire Hathaway, Inc., Class B (a)	3,378,158
67,374	Central Pacific Financial Corp.	1,640,557
25,975	Citigroup, Inc.	1,352,258
5,616	Colliers International Group, Inc.	309,105
132,268	Credit Suisse Group AG, ADR	1,436,430

Shares	Security Description	Value
Financials - 20.9% (continued)
5,616	FirstService Corp.	$384,584
66,668	Franklin Resources, Inc.	1,977,373
9,500	Legg Mason, Inc.	242,345
2,025	Marsh & McLennan Cos., Inc.	161,494
47,550	Mastercard, Inc., Class A	8,970,307
1,100	PayPal Holdings, Inc. (a)	92,499
171,625	The Bank of New York Mellon Corp.	8,078,389
25,918	The Travelers Cos., Inc.	3,103,680
7,350	U.S. Bancorp	335,895
15,249	Unum Group	448,016
31,600	Visa, Inc., Class A	4,169,304
14,350	Waddell & Reed Financial, Inc., Class A	259,448
4,400	Wells Fargo & Co.	202,752
		46,112,324
Health Care - 25.4%
45,051	Abbott Laboratories	3,258,539
2,900	Alkermes PLC (a)	85,579
4,230	Allergan PLC	565,382
740	Amgen, Inc.	144,056
18,981	Anthem, Inc.	4,984,980
12,200	Becton Dickinson and Co.	2,748,904
11,990	Biogen, Inc. (a)	3,608,031
13,490	Cigna Corp.	2,562,059
1,780	Gilead Sciences, Inc.	111,339
1,700	GlaxoSmithKline PLC, ADR	64,957
54,240	Johnson & Johnson	6,999,672
86,318	Medtronic PLC	7,851,485
78,159	Merck & Co., Inc.	5,972,129
7,282	Pfizer, Inc.	317,859
22,337	Quest Diagnostics, Inc.	1,860,002
39,871	UnitedHealth Group, Inc.	9,932,664
47,400	Zimmer Biomet Holdings, Inc.	4,916,328
		55,983,965
Industrials - 4.1%
1,240	Caterpillar, Inc.	157,567
128,341	Corning, Inc.	3,877,182
3,695	FedEx Corp.	596,114
9,157	Gates Industrial Corp. PLC (a)	121,239
88,671	Manitex International, Inc. (a)	503,651
11,500	Raytheon Co.	1,763,525
7,375	Textainer Group Holdings, Ltd. (a)	73,455
2,350	The Boeing Co.	757,875
11,595	United Parcel Service, Inc., Class B	1,130,860
		8,981,468
Information Technology - 7.2%
1,430	Alphabet, Inc., Class A (a)	1,494,293
35,910	Cerner Corp. (a)	1,883,120
16,675	Cognizant Technology Solutions Corp., Class A	1,058,529
3,155	Facebook, Inc., Class A (a)	413,589
71,887	Microsoft Corp.	7,301,563
82,320	Oracle Corp.	3,716,748
		15,867,842
Materials - 3.7%
14,225	Celanese Corp., Class A	1,279,823
85,376	DowDuPont, Inc.	4,565,908
26,505	LyondellBasell Industries NV, Class A	2,204,156
4,980	The Mosaic Co.	145,466
		8,195,353
Telecommunications - 0.1%
22,075	CenturyLink, Inc.	334,436

See Notes to Financial Statements.

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AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares	Security Description	Value
Transportation - 0.3%
2,550	Delta Air Lines, Inc.	$127,245
3,160	Union Pacific Corp.	436,807
		564,052
Total Common Stock (Cost $117,307,781)		201,699,645
Total Equity Securities (Cost $117,307,781)		201,699,645

	Security
Principal	Description	Rate	Maturity	Value
Fixed Income Securities - 8.2%
Corporate Non-Convertible Bonds - 0.7%
Financials - 0.5%
$500,000	JPMorgan Chase & Co. (callable at 100) (b)(c)	4.63%	11/01/22	424,950
400,000	SunTrust Banks, Inc. (callable at 100) (b)(c)	5.13	12/15/27	340,102
500,000	The Goldman Sachs Group, Inc. (callable at 100) (b)(c)	5.00	11/10/22	422,813
				1,187,865
Industrials - 0.2%
450,000	General Electric Co. (callable at 100) (b)(c)	5.00	01/21/21	344,812

Total Corporate Non-Convertible Bonds (Cost $1,815,433)				1,532,677
U.S. Government & Agency Obligations - 7.5%
U.S. Treasury Securities - 7.5%
2,100,000	U.S. Treasury Bill (d)	2.32	01/02/19	2,100,000
6,400,000	U.S. Treasury Bill (d)	2.24	01/08/19	6,397,574
2,000,000	U.S. Treasury Bill (d)	2.29	01/15/19	1,998,337
6,000,000	U.S. Treasury Bill (d)	2.28	01/22/19	5,992,234
				16,488,145
Total U.S. Government & Agency Obligations
(Cost $16,487,334)				16,488,145
Total Fixed Income Securities
(Cost $18,302,767)				18,020,822
Investments, at value - 99.6%
(Cost $135,610,548)				$219,720,467
Other Assets & Liabilities, Net - 0.4%				876,136
Net Assets - 100.0%				$220,596,603

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

(b)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of December 31, 2018.

(c)	Perpetual maturity security. Maturity date presented is call date as of December 31, 2018.

(d)	Zero coupon bond. Interest rate presented is yield to maturity.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Communications	$5,027,558	$–	$–	$5,027,558
Consumer Cyclicals	709,664	–	–	709,664
Consumer Discretionary	14,110,228	–	–	14,110,228
Consumer Staples	36,912,628	–	–	36,912,628
Energy	8,900,127	–	–	8,900,127
Financials	46,112,324	–	–	46,112,324
Health Care	55,983,965	–	–	55,983,965
Industrials	8,981,468	–	–	8,981,468
Information Technology	15,867,842	–	–	15,867,842
Materials	8,195,353	–	–	8,195,353
Telecommunications	334,436	–	–	334,436
Transportation	564,052	–	–	564,052
Corporate Non-Convertible Bonds	–	1,532,677	–	1,532,677
U.S. Government & Agency Obligations	–	16,488,145	–	16,488,145
Investments at Value	$201,699,645	$18,020,822	$–	$219,720,467

PORTFOLIO HOLDINGS

% of Total Net Assets
Communications	2.3%
Consumer Cyclicals	0.3%
Consumer Discretionary	6.4%
Consumer Staples	16.7%
Energy	4.0%
Financials	20.9%
Health Care	25.4%
Industrials	4.1%
Information Technology	7.2%
Materials	3.7%
Telecommunications	0.1%
Transportation	0.3%
Corporate Non-Convertible Bonds	0.7%
U.S. Government & Agency Obligations	7.5%
Other Assets & Liabilities, Net	0.4%
100.0%

See Notes to Financial Statements.

8

AUXIER FOCUS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

ASSETS
Investments, at value (Cost $135,610,548)	$219,720,468
Cash	562,168
Receivables:
Fund shares sold	648,573
Dividends and interest	440,979
Prepaid expenses	21,779
Total Assets	221,393,967

LIABILITIES
Payables:
Fund shares redeemed	509,140
Distributions payable	130,964
Accrued Liabilities:
Investment Adviser fees	103,137
Trustees’ fees and expenses	633
Fund services fees	22,191
Other expenses	31,299
Total Liabilities	797,364

NET ASSETS	$220,596,603

COMPONENTS OF NET ASSETS
Paid-in capital	$130,334,692
Distributable earnings	90,261,911
NET ASSETS	$220,596,603

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	7,261,047
A Shares	130,990
Institutional Shares	3,518,621

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $145,821,136)	$20.08
A Shares (based on net assets of $2,676,434)	$20.43
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$21.68
Institutional Shares (based on net assets of $72,099,033)	$20.49

*	Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.

9

AUXIER FOCUS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $18,223)	$2,638,746
Interest income	111,076
Total Investment Income	2,749,822

EXPENSES
Investment Adviser fees	973,542
Fund services fees	159,787
Transfer agent fees:
Investor Shares	28,069
A Shares	557
Institutional Shares	2,876
Distribution fees:
A Shares	3,630
Custodian fees	12,535
Registration fees:
Investor Shares	9,226
A Shares	2,353
Institutional Shares	8,126
Professional fees	46,685
Trustees' fees and expenses	5,417
Other expenses	104,323
Total Expenses	1,357,126
Fees waived and expenses reimbursed	(230,100)
Net Expenses	1,127,026

NET INVESTMENT INCOME	1,622,796

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	8,833,685
Net change in unrealized appreciation (depreciation) on investments	(18,936,041)
NET REALIZED AND UNREALIZED LOSS	(10,102,356)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,479,560)

See Notes to Financial Statements.

10

AUXIER FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2018		For the Year Ended June 30, 2018
OPERATIONS		Shares			Shares
Net investment income	$1,622,796		$2,988,968
Net realized gain	8,833,685		9,308,895
Net change in unrealized appreciation (depreciation)	(18,936,041)		4,800,356
Increase (Decrease) in Net Assets Resulting from Operations	(8,479,560)		17,098,219

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(9,536,436)		(9,691,375	)*
A Shares	(161,105)		(145,404	)**
Institutional Shares	(4,612,293)		(3,576,708	)***
Total Distributions to Shareholders	(14,309,834)		(13,413,487)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	4,078,885	181,264	12,207,193		545,032
A Shares	21,500	905	76,206		3,206
Institutional Shares	9,346,596	395,415	11,795,228		510,411
Reinvestment of distributions:
Investor Shares	9,152,257	438,980	9,332,848		415,331
A Shares	156,607	7,387	140,941		6,189
Institutional Shares	4,441,627	208,820	3,423,369		149,776
Redemption of shares:
Investor Shares	(13,477,546)	(595,954)	(48,745,464)		(2,169,226)
A Shares	(13,515)	(589)	(283,039)		(11,944)
Institutional Shares	(5,780,802)	(247,451)	(3,857,324)		(168,252)
Redemption fees:
Investor Shares	1,754	–	3,662		–
A Shares	29	–	55		–
Institutional Shares	750	–	1,208		–
Increase (Decrease) in Net Assets from Capital Share Transactions	7,928,142	388,777	(15,905,117)		(719,477)
Decrease in Net Assets	(14,861,252)		(12,220,385)

NET ASSETS
Beginning of Period	235,457,855		247,678,240
End of Period	$220,596,603		$235,457,855	****

*	Distribution was the result of net investment income and net realized gain of $1,989,916 and $7,701,459, respectively at June 30, 2018.

**	Distribution was the result of net investment income and net realized gain of $22,503 and $122,901, respectively at June 30, 2018.

***	Distribution was the result of net investment income and net realized gain of $741,116 and $2,835,592, respectively at June 30, 2018.

****	Includes undistributed net investment income of $1,556,427 at June 30, 2018. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See Notes to Financial Statements.

11

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2018		2018	2017	2016	2015	2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$22.25		$21.95	$19.69	$20.50	$20.75	$18.59
INVESTMENT OPERATIONS
Net investment income (a)	0.15		0.26	0.23	0.21	0.17	0.20
Net realized and unrealized gain (loss)	(0.95)		1.28	2.59	0.08	0.38	2.63
Total from Investment Operations	(0.80)		1.54	2.82	0.29	0.55	2.83

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)		(0.25)	(0.23)	(0.20)	(0.20)	(0.22)
Net realized gain	(1.07)		(0.99)	(0.33)	(0.90)	(0.60)	(0.45)
Total Distributions to Shareholders	(1.37)		(1.24)	(0.56)	(1.10)	(0.80)	(0.67)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$20.08		$22.25	$21.95	$19.69	$20.50	$20.75
TOTAL RETURN	(3.75	)%(c)	6.97%	14.55%	1.58%	2.69%	15.43%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$145,821		$161,032	$185,363	$203,921	$231,911	$285,094
Ratios to Average Net Assets:
Net investment income	1.28	%(d)	1.14%	1.11%	1.10%	0.83%	1.00%
Net expenses	0.98	%(d)	0.98%	1.03%	1.14%	1.24%	1.24%
Gross expenses (e)	1.11	%(d)	1.10%	1.16%	1.30%	1.27%	1.26%
PORTFOLIO TURNOVER RATE	1	%(c)	3%	5%	6%	4%	9%

(a)	Calculated based on average shares outstanding during each period.

(b)	Less than $0.01 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

12

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2018		2018	2017	2016	2015	2014
A SHARES SHARES
NET ASSET VALUE, Beginning of Period	$22.56		$22.23	$19.90	$20.64	$20.85	$18.63
INVESTMENT OPERATIONS
Net investment income (a)	0.12		0.20	0.19	0.19	0.18	0.20
Net realized and unrealized gain (loss)	(0.96)		1.29	2.61	0.09	0.36	2.64
Total from Investment Operations	(0.84)		1.49	2.80	0.28	0.54	2.84

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.22)		(0.17)	(0.14)	(0.12)	(0.15)	(0.17)
Net realized gain	(1.07)		(0.99)	(0.33)	(0.90)	(0.60)	(0.45)
Total Distributions to Shareholders	(1.29)		(1.16)	(0.47)	(1.02)	(0.75)	(0.62)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$20.43		$22.56	$22.23	$19.90	$20.64	$20.85
TOTAL RETURN(c)	(3.88	)%(d)	6.68%	14.28%	1.49%	2.63%	15.45%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$2,676		$2,782	$2,797	$2,698	$5,541	$5,108
Ratios to Average Net Assets:
Net investment income	1.01	%(e)	0.87%	0.91%	0.94%	0.84%	1.02%
Net expenses	1.25	%(e)	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (f)	1.49	%(e)	1.44%	1.54%	1.61%	1.56%	1.62%
PORTFOLIO TURNOVER RATE	1	%(d)	3%	5%	6%	4%	9%

(a)	Calculated based on average shares outstanding during each period.

(b)	Less than $0.01 per share.

(c)	Total Return does not include the effect of front end sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Annualized.

(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

13

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2018		2018	2017	2016	2015	2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$22.66		$22.29	$19.96	$20.74	$20.91	$18.66
INVESTMENT OPERATIONS
Net investment income (a)	0.17		0.31	0.28	0.25	0.24	0.25
Net realized and unrealized gain (loss)	(0.97)		1.30	2.61	0.08	0.36	2.64
Total from Investment Operations	(0.80)		1.61	2.89	0.33	0.60	2.89

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)		(0.25)	(0.23)	(0.21)	(0.17)	(0.19)
Net realized gain	(1.07)		(0.99)	(0.33)	(0.90)	(0.60)	(0.45)
Total Distributions to Shareholders	(1.37)		(1.24)	(0.56)	(1.11)	(0.77)	(0.64)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$20.49		$22.66	$22.29	$19.96	$20.74	$20.91
TOTAL RETURN	(3.67	)%(c)	7.20%	14.72%	1.74%	2.93%	15.73%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$72,099		$71,644	$59,518	$42,969	$29,366	$8,001
Ratios to Average Net Assets:
Net investment income	1.46	%(d)	1.34%	1.32%	1.27%	1.13%	1.25%
Net expenses	0.80	%(d)	0.80%	0.86%	1.00%	1.00%	1.00%
Gross expenses (e)	1.11	%(d)	1.10%	1.16%	1.31%	1.36%	1.47%
PORTFOLIO TURNOVER RATE	1	%(c)	3%	5%	6%	4%	9%

(a)	Calculated based on average shares outstanding during each period.

(b)	Less than $0.01 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

14

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value.

The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund’s investment objective is to provide long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

15

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of December 31, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to

16

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statement of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2018, the Fund had $312,168 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Auxier Asset Management LLC (the “Adviser”) is the investment Adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.80% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2018, there were no front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares. The Distributor received no front-end sales charges.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Each Independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 0.98%, 1.25% and 0.80% of the Investor Shares, A Shares and Institutional Shares, respectively, through October 31, 2019. These contractual waivers may only be raised or eliminated with consent of the Board. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary reductions may be reduced or eliminated at any time. For the period ended December 31, 2018, the fees waived and expenses reimbursed were as follows:

17

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$118,573	$68,143	$43,384	$230,100

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of December 31, 2018, $1,072,083 is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended December 31, 2018, totaled $2,683,647 and $16,288,219.

Note 7. Federal Income Tax

As of December 31, 2018, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$93,888,574
Gross Unrealized Depreciation	(9,778,654)
Net Unrealized Appreciation	$84,109,920

As of June 30, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,556,427
Undistributed Long-Term Gain	8,367,508
Unrealized Appreciation	103,127,370
Total	$113,051,305

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.

Note 8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund's financial statements for the period ended December 31, 2018.

18

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

19

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2018

Investment Advisory Agreement Approval

At the December 6, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index. The Board observed that the Fund underperformed the S&P 500 Index, the Fund’s primary benchmark index, for the one-, three-, five- and 10-year periods ended September 30, 2018 and outperformed the benchmark for the period since the Fund’s inception on July 9, 1999. The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to the Fund. The Board observed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended September 30, 2018. The Board noted the Adviser’s representation that the Fund’s underperformance relative to the benchmark index could be attributed, in part, to the Adviser’s conservative approach to asset allocation, which tended to underperform the benchmark index during years of upward trending markets, and to the Fund’s material cash position, which creates a drag on performance. The Board also noted the Adviser’s representation that the Adviser takes a peer agnostic approach to managing the Fund. The Board further noted the Adviser’s representation that the Fund seeks capital appreciation over the long-term and that, in the Adviser’s view, the Fund had continued to successfully execute its investment objective to provide long-term capital appreciation without taking on undue risk, as evidenced by the Fund having outperformed its benchmark index since its inception on both a cumulative and average annual basis. Based on the Adviser’s investment style and the foregoing performance information, among other relevant factors, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

20

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2018

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate and actual total expenses were each lower than the median of its Broadridge peer group. The Board also noted the Adviser’s representation that it had reduced the contractual advisory fee and the expense cap applicable to certain classes of shares within the last three fiscal years. Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was not unreasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of costs and profitability. The Board noted the Adviser’s representation that its profit margin was reasonable in light of the services provided to the Fund and its shareholders. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale at higher asset levels, but that the Adviser had not identified economies of scale at current asset levels that would warrant proposing breakpoints in fees at this time. Based on the foregoing information and other applicable considerations, and in light of the size of the Fund, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

21

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2018

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Investor Shares
Actual	$1,000.00	$962.45	$4.85	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99	0.98%
A Shares
Actual	$1,000.00	$961.23	$6.18	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Shares
Actual	$1,000.00	$963.30	$3.96	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.
22

AUXIER FOCUS FUND

FOR MORE INFORMATION

P.O. Box 588

Portland, Maine 04112

(877) 3AUXIER

(877) 328-9437

INVESTMENT ADVISER

Auxier Asset Management LLC

15668 NE Eilers Road

Aurora, Oregon 97002

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, Maine 04112

www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1218

SEMI-ANNUAL REPORT (Unaudited)

DECEMBER 31, 2018

Beginning on January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (866) 233-3368, dfdent.ta@atlanticfundservices.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (866) 233-3368, dfdent.ta@atlanticfundservices.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with DF Dent Growth Funds.

DF DENT GROWTH FUNDS

TABLE OF CONTENTS

DECEMBER 31, 2018

DF Dent Premier Growth Fund
A Message to Our Shareholders	1
Management Discussion of Fund Performance	7
Performance Chart and Analysis	12
Schedule of Investments	13
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
DF Dent Midcap Growth Fund
Performance Chart and Analysis	19
Schedule of Investments	21
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
DF Dent Small Cap Growth Fund
Performance Chart and Analysis	28
Schedule of Investments	30
Statement of Assets and Liabilities	32
Statement of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	35
DF Dent Growth Funds
Notes to Financial Statements	37
Additional Information	44

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

Dear Fellow Shareholders,

Performance for the three DF Dent Growth Funds is detailed in the table below.

Performance (for periods ending 12/31/2018)

	DF Dent Premier Growth Fund		DF Dent Midcap Growth Fund Investor Shares		DF Dent Small Cap Growth Fund Investor Shares
Benchmark	S&P 500 Index		Russell Midcap Growth Index		Russell 2000 Growth Index
6 Months
Fund	-	7.97%	-	8.46%	-	11.69%
Benchmark	-	6.85%	-	9.63%	-	17.33%
Fund vs Benchmark	-	1.12%	+	1.17%	+	5.64%
12 Months
Fund	+	1.86%	-	0.19%	-	1.52%
Benchmark	-	4.38%	-	4.75%	-	9.31%
Fund vs Benchmark	+	6.24%	+	4.56%	+	7.79%
5 Years
Fund	+	7.96%	+	7.02%	+	5.62%
Benchmark	+	8.49%	+	7.42%	+	5.13%
Fund vs Benchmark	-	0.53%	-	0.40%	+	0.49%
10 Years
Fund	+	14.31%		N/A		N/A
Benchmark	+	13.12%		N/A		N/A
Fund vs Benchmark	+	1.19%		N/A		N/A
Since Inception
Fund	+	8.38%	+	11.60%	+	7.27%
Benchmark	+	6.41%	+	9.58%	+	6.32%
Fund vs Benchmark	+	1.97%	+	2.02%	+	0.95%
Cumulative Since Inception
Fund	+	307.47%	+	127.78%	+	43.65%
Benchmark	+	195.84%	+	98.62%	+	37.22%
Fund vs Benchmark	+	111.63%	+	29.16%	+	6.43%
Inception Date		07/16/2001		07/01/2011		11/01/2013

N/A- Periods which exceed the life of the particular fund.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

month-end performance, please call (866) 233-3368. Returns greater than one year are annualized, except cumulative returns.

The remainder of the letter pertains primarily to the DF Dent Premier Growth Fund (the “Fund”).

Your Fund delivered somewhat mixed results in 2018. While the net return of +1.86% was well below our long term average annual return of +8.38% shown above, the return was one of the better years relative to its benchmark, the S&P 500 (the “Index”). Your Fund beat the Index by +6.24% in 2018.

There were really two markets in 2018: the first three quarters and the last quarter (“Q4”). The year began with equity valuations stretched following a very good 2017, a large corporate tax cut, low interest rates, low inflation, low unemployment, high consumer confidence, and a strong domestic economy. Such was the backdrop for the year’s first nine months as the equity market advanced, and your Fund outperformed the Index in each quarter. The market came to a sudden realization of new concerns in Q4 due to: the Fed increased interest rates for the fourth time; the anticipation that corporate earnings growth, while strong, were likely to decelerate significantly in 2019 due to the corporate tax cut reaching its one-year anniversary; imposed and threatened tariffs; corporate capital spending plans were scaled back because of growing uncertainty; and the political situation in Washington negatively impacted consumer confidence. This all resulted in a double digit decline in the market late in the year, and your Fund lagged the Index by – 1.41% in Q4.

Two Notable Anniversaries

This Shareholder report marks the 10th anniversary of the 2008 financial debacle as well as the writer’s 50th anniversary in the investment research and management profession (more on the latter in the Commentary section of this report).

Over the past 10 years your Fund has experienced the following change in its Assets Under Management (“AUM”):

12/31/2008 AUM	$120,048,320
Net redemptions (12/31/2008-12/31/2018)	$156,605,740
12/31/2018 AUM	$153,102,063

The above numbers are not a printing error. Of the $120,048,320 value of your Fund on 12/31/2008, shareholders have redeemed $156,605,740 leaving negative residual capital of -$36,557,420 which was worth $153,102,063 on 12/31/2018. This occurred because of the +14.31% annual return of your Fund over the past 10 years noted in the performance table on the prior page.

Expense Ratio Management

Your Fund’s Adviser, D.F. Dent and Company (the “Adviser”), has again agreed to maintain your Fund’s expense ratio at a net 1.10% on the first $150 million of net assets and 0.90% on net assets exceeding $150 million through October 31, 2019 by reimbursing expenses and waiving management fees.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

Owing to low portfolio turnover discussed below, brokerage trading commissions were once again less than $.01 per share of the Fund for the entire year of 2018.

Portfolio Turnover

Low turnover is another factor in keeping expenses down. For the calendar year 2018, portfolio turnover was 14.00%, well under the 16.6% average for the life of your Fund, which was itself well below the average turnover rate from 1984-2017 of 57% amongst U.S. equity mutual funds according to the 2018 Investment Company Fact Book.

Management Ownership of Fund

The Adviser’s retirement plan, employees and related family members of the Adviser collectively own 22% of the Fund as well as 19% and 39% of the DF Dent Midcap Growth Fund and the DF Dent Small Cap Growth Fund, respectively. The Fund is the largest investment of the Adviser’s retirement plan (at 25.8% of the retirement plan’s assets). In total, 33.35% of the Adviser’s retirement plan is invested the three DF Dent Funds. Our retirement plan’s commitment to these DF Dent Growth Funds indicates our confidence in their long term outlook.

Asset Allocation

Large Capitalization	70.28%
Mid Capitalization	18.63%
Small Capitalization	11.05%
Reserve Funds	0.04%
Total Fund	100.00%

*	Percentages calculated based on total value of investments for the period ended December 31, 2018.

From the Fund’s inception (07/16/2001) through 06/30/2015, your Adviser used a market capitalization range of $1.5 to $7.0 billion to define mid-capitalization companies, and with companies below and above this range representing small and large caps, respectively. In recent reports we adjusted this range upwards to reflect the overall increase of market capitalization levels over the past 15 years. Accordingly, since 11/01/2015, the market capitalization range of mid-cap has been $3.0 to $12.0 billion, thereby defining companies below and above this range as small and large caps, respectively.

Commentary

What had been an excellent year turned sour in Q4 of 2018 with December’s Index decline of -9.45% (the worst for that month since the Great Depression). This market decline was characterized by extreme volatility in both directions. What caused such volatility?

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

The combination of declining market liquidity and autonomous trading are factors to be considered. Market liquidity is measured not merely by the size of transactions, but more importantly by the number and frequency of transactions required to move a stock’s price. A small order in an illiquid stock can move that stock’s price more than a larger order in a very liquid stock. Multiple exchange platforms today represent the demise of the central market maker (the NYSE specialist). A relatively small order can drive the price quotation on any one of these platforms with the others following suit almost instantaneously. Secondly, high speed trading algorithms, Exchange Traded Funds (ETF), and popular index funds often place large orders without consideration for the underlying stocks involved. Many traders in these vehicles often want to be in (risk on) or out (risk off) of the market for a matter of hours, or minutes. The combination of poor market liquidity and such high speed trading has exaggerated market swings, thus adding to volatility. This volatility is unrelated to the underlying fundamentals of companies within the index funds or ETFs but does contribute to investor angst over daily volatility.

Since the 2008 financial crisis, there has been an unprecedented expansion of liquidity by central banks around the world, including the United States Federal Reserve, as they have expanded their balance sheets from $4 trillion to $16 trillion. Financial asset valuations have benefitted. With the Fed finally shrinking its balance sheet and other central banks likely to follow in 2019 and 2020, market participants have realized that this historic expansion of liquidity is coming to an end. We attribute recent market declines to this wind-down, along with the likelihood of forthcoming interest rate hikes, trade and geopolitical uncertainty, and general dysfunction in Washington.

Where do we go from here? We do not know if a bear market is imminent, but bear markets with declines of 30% or more are usually associated with recessions. Barring an unforeseen “black swan” event*, a U.S. recession seems highly unlikely in 2019. While the economy is benefitting from significant government stimulus, there are few other cyclical areas of the economy that show signs of overheating, thus necessitating aggressive Fed action. The classic warning signs of a recession are also not apparent. Investors should be prepared, though, for prolonged uncertainty to drive continued volatility. The Fed finds itself in a quandary. If it keeps raising interest rates while shrinking its balance sheet at the same time, liquidity is reduced. On the other hand, should the Fed pause on raising rates, investors may worry that the Fed sees a weaker economy and slower profit growth. The market action of the last 90 days is a wakeup call for investors that the easy money has been made. We expect higher volatility over the near term. While this brings startling headlines and causes fear, it also creates trading opportunities for patient investors like D.F. Dent.

Our conclusion is that investors should expect lower absolute returns with more volatility in coming years as the liquidity tailwind abates. Several key catalysts of the multi-decade bull market (falling interest rates, falling tax rates, expanding profit margins, and increasing debt leverage) have likely played out, suggesting that equity returns should be lower over the next decade. Strong returns will more likely be driven by stock-picking than by a broad rising tide. While diversification remains important, we believe the best returns longer-term will still come primarily from equities. Given the recent pullback in the equity markets, valuations have become more attractive. We believe your Fund’s portfolio is well positioned for growth going forward.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

Lastly, as mentioned earlier, 2018 represented the writer’s 50th anniversary in the investment profession. In analyzing companies, our paramount consideration has always been the quality of management which is composed of many different attributes. In our opinion, the same consideration distinguishes successful investment management firms. Talent, a strong work ethic, and complete integrity are among the required attributes, but teamwork and a shared mission are what bring it all together. Your Adviser is fortunate to have such a team built over its 42 years including the past 17 years managing your Fund.

We welcome the past year’s new investors and appreciate the loyalty of our long term shareholders. We will continue to work diligently to earn your trust.

Respectively Submitted,

Daniel F. Dent	Bruce L. Kennedy	Matthew F. Dent

*	The black swan event theory is a metaphor that describes an event that comes as a surprise and has a major effect. The theory was developed by Nassim Nicholas Taleb to explain the disproportionate role of high-profile, hard-to-predict, and rare events that are beyond the realm of normal expectations in history, science, finance, and technology.

IMPORTANT INFORMATION:

Investing involves risks, including the possible loss of principal. The DF Dent Premier Growth Fund may invest in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock.

The DF Dent Midcap Growth Fund (“Midcap Fund”) also invests in small and medium size companies. With non-diversification risk, the Midcap Fund will typically invest in securities of a small group of issuers, which exposes the Midcap Fund to greater market risk. Investing in American Depositary Receipts (“ADRs”) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Midcap Fund is also subject to other risks, such as Real Estate Investment Trusts (“REIT”) risk with possible real estate market declines, which are detailed in the Midcap Fund’s prospectus.

The DF Dent Small Cap Growth Fund (“Small Cap Fund”) invests in small size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Small Cap Fund will typically invest in securities of a small group of issuers, which exposes the Small Cap Fund to greater market risk. Investing in ADRs carries risks of political and financial instability, less liquidity and

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2018

greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Small Cap Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Small Cap Fund’s prospectus.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2018

Recent Performance

For the year ending December 31, 2018, the DF Dent Premier Growth Fund (the “Fund”) experienced a total return of +1.86% versus a negative total return of -4.38% for the S&P 500 Index (the “Index”), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2018 was as follows:

Period Ending 12/31/2018	DF Dent Premier Growth		S&P 500 Index		Outperformance (Underperformance)
Six Months	-	7.97%	-	6.85%	-	1.12%
Twelve Months	+	1.86%	-	4.38%	+	6.24%
Three Years (annualized)	+	11.21%	+	9.26%	+	1.95%
Three Years (cumulative)	+	37.55%	+	30.42%	+	7.13%
Five Years (annualized)	+	7.96%	+	8.49%	-	0.53%
Five Years (cumulative)	+	46.69%	+	50.33%	-	3.64%
Ten Years (annualized)	+	14.31%	+	13.12%	+	1.19%
Ten Years (cumulative)	+	280.98%	+	243.03%	+	37.95%
Since Inception (7/16/2001) (annualized)	+	8.38%	+	6.41%	+	1.97%
Since Inception (7/16/2001) (cumulative)	+	307.47%	+	195.84%	+	111.63%

Past performance is not indicative of future performance.

The recent six month decline in your Fund and the Index shown above occurred mostly in the final calendar quarter (“Q4”) with particular weakness in the month of December 2018. Calendar year 2018 was overall a very good year with your Fund outperforming the Index in each of the first 3 quarters prior to the final quarter’s declines of -14.93% and -13.52% for the Fund and Index, respectively. The net result was a disappointing 2018 total return of +1.86% (below the annual return since inception of +8.38%), but +6.24% better than the Index for the year (versus an average excess annual return over the Index of +1.97%). The conclusion would be disappointing absolute performance, but one of the Fund’s best years relative to the Index.

How did this roller coaster market come about? One could make the case that the stock market by historic valuation standards had reached an overvalued level at the outset of 2018 after its 20% gain in 2017. The year 2018 began with an economy gaining momentum (+4% in the first quarter), a recently passed major tax cut for corporations, strong employment with low inflation, and high consumer confidence and spending. The “best of all worlds” and the markets responded. Your Fund’s Technology and Healthcare stocks lead the way. Market worries dominated by daily volatility surfaced in Q4. The reality that corporate earnings would no longer benefit from 2018’s tax cut in 2019, slowing corporate momentum, tariff worries and uncertainties, rising interest rates, and the political situation in Washington all weighed on the equity markets. This also weighed on corporate board rooms as capital spending plans for 2019 were scaled back. The bond market agreed as interest rates rose during the year with four rate increases by the US Federal Reserve before retreating back in Q4 as the possibility of a softening economy and capital spending reductions pulled rates back from the 2018 highs. While the bond market was not as volatile as the stock market, directionally the two markets acted in unison.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2018

Where does this leave us? Valuations at the beginning of 2019 have returned to more reasonable levels than early 2018. Yet the companies in your Fund, with few exceptions, delivered good earnings growth over the past year, and we expect good earnings gains in 2019. With lower valuations on higher earnings one could expect better returns in 2019. The last time we experienced two back-to-back market declines was 17 years ago. While that certainly can occur again, we believe the outlook, while not robust, is reasonably decent for companies which can sustain growth in a decelerating economy.

Sector Allocation and Attribution

Allocation

The Index is composed of 11 Sectors, which are categories of the economy in which businesses share the same or a related product or service (not including cash reserves in the below bar chart). The Fund had no investments in Utilities or Consumer Staples in 2018. Of the remaining nine Sectors your Fund outperformed eight Sectors with only Consumer Discretionary lagging the Index by a modest amount due to the poor performance of LKQ Corp. (“LKQ”). The Fund’s larger average weighting in Amazon within this Sector offset much of LKQ’s poor performance. Amazon’s 3.72% weighting and 28.43% return in 2018 contributed to both your Fund’s positive 2018 return as well as its volatility in the Q4.

The following bar chart presents the sector weightings of your Fund (DFDPX) versus the sector weightings of the Index as of December 31, 2018:

Source: FactSet

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2018

Attribution

	Selected Sectors of the Fund versus the Index
Sector	Fund Weight	Index Weight	Fund Return		Index Return
Information Technology	31.0%	20.1%	+	12.7%	+	3.4%
Industrials	23.0%	9.2%	-	3.3%	-	13.3%
Health Care	11.1%	15.5%	+	16.8%	+	6.4%
Financials	9.5%	13.4%	+	11.9%	-	13.1%

The preceding table summarizes the weightings and performance by the four major Sectors which represented 74.6% of your Fund at year-end and 5.84% of the Fund’s 6.24% excess return over the Index in 2018. Information Technology (31.0%), Industrials (23.0%), and Health Care (11.1%) represented the largest Sectors in the Fund throughout the year. Each of these Sectors within the Fund outperformed its respective Sector in the Index. In addition, the heavier than Index weighting in both Information Technologies and Industrials contributed to the Fund’s very strong performance versus the Index. While not as heavily weighted at 11.1% versus 15.5% for the Index, your Health Care allocation generated a +16.8% return versus +6.4% for the Index’s Health Care. Illumina’s and Intuitive Surgical’s 2018 returns of +37.27% and +31.23%, respectively, were major contributors to this outperformance. Only Celgene provided a negative return within this Sector for your Fund. Celgene recovered nicely in the first week of 2019 upon receiving a premium tender offer from Bristol Myers.

Lastly, Financials performed poorly in the face of rising interest rates in 2018. The Fund’s weighting at 9.5% was below the Index at 13.4% while its negative return of -11.9% versus the Index at -13.1% represented both lower allocation and better stock selection than the Index. Both these factors contributed to the Fund’s positive performance versus the Index.

The five best contributors and five worst contributors to performance are listed later in this report under “Five Best Contributors” and “Five Worst Contributors.”

Trends and Strategies

As observed in the preceding table, Information Technology and Health Care represented sectors of market strength. Your Fund’s Adviser continues to believe that these two sectors represent fertile growth opportunities because of sustained innovation, scientific discovery and technical advancement.

Within Information Technology, Red Hat, the leading provider of open-source software solutions, was the top performer benefiting from IBM’s cash tender offer at a 62% premium to its pre-announcement price. Once again Visa and MasterCard reported strong earnings which drove excellent price performance for their shares. International use of credit and debit cards, which is less penetrated than in the US, continues to experience rapid growth. BlackLine, a leading provider of cloud-based financial and accounting automation software solutions, delivered both strong operating growth and stock price appreciation. Innovation in Health Care was clearly evident in the 2018 operating results from Illumina, Intuitive Surgical and Bio-Techne. Illumina, the leading company in genomic sequencing instruments and consumables, and Intuitive Surgical, the pioneering company

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2018

in robotic surgical systems, both had very strong results and stock performance in 2018. These companies are advancing the science and capabilities of providing new approaches and procedures within health care. Thus, they represent solutions rather than the problems characteristic of other health care providers. Therein lie the growth opportunities.

Your Fund has followed a policy of not investing in any derivative securities.

Best and Worst Performers

Five Best Contributors

Investments	Fund Realized and Unrealized Gain and Income For the Year 2018	Fund Per Share As of 12/31/18
Red Hat, Inc.	$2,273,009	$0.40
Intuitive Surgical, Inc.	1,843,912	0.33
Visa Inc., Class A	1,609,373	0.29
Illumina, Inc.	1,505,832	0.27
Amazon.com, Inc.	1,263,500	0.22
	$8,495,626	$1.51

Five Least Contributors

Investments	Fund Realized and Unrealized Losses and Income For the Year 2018	Fund Per Share As of 12/31/18
WageWorks, Inc.	$(2,217,757)	$(0.39)
Core Laboratories NV	(1,459,725)	(0.26)
LKQ Corp.	(1,289,644)	(0.23)
SEI Investments Co.	(1,216,037)	(0.22)
Celgene Corp.	(999,099)	(0.18)
	$(7,182,262)	$(1.28)

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2018

Capital Gains Distribution Policy

As previously reported, it is the Adviser’s policy to distribute all net realized capital gains in December of each year. The history of capital gain distributions by year and amount per share has been:

December	Amount per Share
2005	$0.10
2006	0.17
2007	0.24
2008	0.27
2015	3.32
2016	1.08
2017	2.85
2018	2.48
Total	$10.51

Thus, from inception on July 16, 2001 to December 31, 2018, a hypothetical $10,000 investment in the Fund has grown to $40,747. This compares favorably to $29,584 for the fully invested S&P 500 Index.

FIVE LARGEST EQUITY HOLDINGS

December 31, 2018

Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
84,000	Visa, Inc., Class A	$1,483,233	$11,082,960	7.24%
54,000	Ecolab, Inc.	3,150,919	7,956,900	5.20
63,000	Verisk Analytics, Inc.	4,353,942	6,869,520	4.49
6,000	Alphabet, Inc., Class C	3,691,577	6,213,660	4.06
34,000	S&P Global, Inc.	3,389,471	5,777,960	3.78
		$16,069,142	$37,901,000	24.77%

It is the Adviser’s policy in managing this growth Fund to allow investments to become the largest positions through appreciation rather than committing large amounts of capital to become the largest positions. Consequently, the largest cost position in the above list of five large positions is Verisk whose cost represented 2.83% of the Fund compared with its market value of 4.49% of the Fund on December 31, 2018.

The views in this report were those of the Fund’s Adviser as of December 31, 2018, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

DF Dent Premier Growth Fund vs. S&P 500 Index

Average Annual Total Returns
Periods Ended December 31, 2018	One Year	Five Year	Ten Year
DF Dent Premier Growth Fund	1.86%	7.96%	14.31%
S&P 500 Index	-4.38%	8.49%	13.12%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.22%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 233-3368.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares	Security Description	Value
Common Stock - 100.2%
Communication Services - 4.1%
6,000	Alphabet, Inc., Class C (a)	$6,213,660

Consumer Discretionary - 8.1%
3,800	Amazon.com, Inc. (a)	5,707,486
79,000	CarMax, Inc. (a)	4,955,670
76,000	LKQ Corp. (a)	1,803,480
		12,466,636
Energy - 1.1%
29,000	Core Laboratories NV	1,730,140

Financials - 9.5%
2,800	Markel Corp. (a)	2,906,540
26,000	Moody's Corp.	3,641,040
34,000	S&P Global, Inc. (a)	5,777,960
47,500	SEI Investments Co.	2,194,500
		14,520,040
Health Care - 11.1%
23,000	Bio-Techne Corp.	3,328,560
24,810	Celgene Corp. (a)	1,590,073
26,000	Danaher Corp.	2,681,120
15,400	Illumina, Inc. (a)	4,618,922
10,000	Intuitive Surgical, Inc. (a)	4,789,200
		17,007,875
Industrials - 23.1%
21,000	AO Smith Corp.	896,700
7,000	CoStar Group, Inc. (a)	2,361,380
82,000	Fastenal Co.	4,287,780
20,000	Genesee & Wyoming, Inc., Class A (a)	1,480,400
58,000	Healthcare Services Group, Inc.	2,330,440
19,000	Roper Technologies, Inc.	5,063,880
10,500	TransDigm Group, Inc. (a)	3,570,630
63,000	Verisk Analytics, Inc. (a)	6,869,520
41,800	WageWorks, Inc. (a)	1,135,288
56,900	Waste Connections, Inc.	4,224,825
22,000	Watsco, Inc.	3,061,080
		35,281,923
Information Technology - 31.1%
35,700	ANSYS, Inc. (a)	5,102,958
33,000	Black Knight, Inc. (a)	1,486,980
22,000	Blackbaud, Inc.	1,383,800
89,017	Blackline, Inc. (a)	3,645,246
80,000	Brooks Automation, Inc.	2,094,400
45,000	Envestnet, Inc. (a)	2,213,550
30,000	Mastercard, Inc., Class A	5,659,500
15,000	Okta, Inc. (a)	957,000
93,000	PROS Holdings, Inc. (a)	2,920,200
12,000	Qualys, Inc. (a)	896,880

Shares	Security Description	Value
Information Technology - 31.1% (continued)
17,912	Red Hat, Inc. (a)	$3,146,064
67,000	Trimble, Inc. (a)	2,204,970
26,000	Tyler Technologies, Inc. (a)	4,831,320
84,000	Visa, Inc., Class A	11,082,960
		47,625,828
Materials - 5.2%
54,000	Ecolab, Inc.	7,956,900

Real Estate - 6.9%
29,000	American Tower Corp. REIT	4,587,510
105,000	CBRE Group, Inc., Class A (a)	4,204,200
11,000	SBA Communications Corp. REIT (a)	1,780,790
		10,572,500
Total Common Stock (Cost $87,506,239)		153,375,502
Investments, at value - 100.2% (Cost $87,506,239)		$153,375,502
Other Assets & Liabilities, Net - (0.2)%		(334,497)
Net Assets - 100.0%		$153,041,005

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$153,375,502
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$153,375,502

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2018.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

PORTFOLIO HOLDINGS
% of Total Net Assets
Communication Services	4.1%
Consumer Discretionary	8.1%
Energy	1.1%
Financials	9.5%
Health Care	11.1%
Industrials	23.1%
Information Technology	31.1%
Materials	5.2%
Real Estate	6.9%
Other Assets & Liabilities, Net	(0.2)%
100.0%

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

ASSETS
Investments, at value (Cost $87,506,239)	$153,375,502
Cash	53,865
Receivables:
Fund shares sold	83,126
Dividends and interest	69,583
Prepaid expenses	11,266
Total Assets	153,593,342

LIABILITIES
Payables:
Fund shares redeemed	136,684
Accrued Liabilities:
Investment adviser fees	391,782
Trustees’ fees and expenses	126
Fund services fees	11,313
Other expenses	12,432
Total Liabilities	552,337

NET ASSETS	$153,041,005

COMPONENTS OF NET ASSETS
Paid-in capital	$84,047,743
Distributable earnings	68,993,262
NET ASSETS	$153,041,005

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,635,607

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$27.16

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $7,346)	$487,062
Interest income	2,870
Total Investment Income	489,932

EXPENSES
Investment adviser fees	880,447
Fund services fees	106,848
Custodian fees	8,847
Registration fees	10,126
Professional fees	28,422
Trustees' fees and expenses	4,149
Other expenses	20,054
Total Expenses	1,058,893
Fees waived	(105,896)
Net Expenses	952,997

NET INVESTMENT LOSS	(463,065)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	9,691,746
Net change in unrealized appreciation (depreciation) on investments	(22,734,346)
NET REALIZED AND UNREALIZED LOSS	(13,042,600)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,505,665)

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2018	For the Year Ended June 30, 2018
OPERATIONS
Net investment loss	$(463,065)	$(785,414)
Net realized gain	9,691,746	14,660,843
Net change in unrealized appreciation (depreciation)	(22,734,346)	20,987,691
Increase (Decrease) in Net Assets Resulting from Operations	(13,505,665)	34,863,120

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(13,091,027)	(13,937,936)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	3,016,760	11,550,790
Reinvestment of distributions	12,265,975	11,020,469
Redemption of shares	(9,217,441)	(16,639,823)
Increase in Net Assets from Capital Share Transactions	6,065,294	5,931,436
Increase (Decrease) in Net Assets	(20,531,398)	26,856,620

NET ASSETS
Beginning of Period	173,572,403	146,715,783
End of Period	$153,041,005	$173,572,403 **

SHARE TRANSACTIONS
Sale of shares	94,160	374,067
Reinvestment of distributions	439,169	377,672
Redemption of shares	(299,090)	(548,956)
Increase in Shares	234,239	202,783

*	Distribution for June 30, 2018 was the result of net realized gain.

**	Includes accumulated net investment loss of $(366,479) at June 30, 2018. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2018		2018	2017	2016	2015	2014
NET ASSET VALUE, Beginning of Period	$32.13		$28.22	$24.42	$28.32	$26.17	$21.54
INVESTMENT OPERATIONS
Net investment loss (a)	(0.09)		(0.15)	(0.07)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	(2.40)		6.91	4.95	(0.45)	2.25	4.71
Total from Investment Operations	(2.49)		6.76	4.88	(0.58)	2.15	4.63

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(2.48)		(2.85)	(1.08)	(3.32)	–	–
Total Distributions to Shareholders	(2.48)		(2.85)	(1.08)	(3.32)	–	–

NET ASSET VALUE, End of Period	$27.16		$32.13	$28.22	$24.42	$28.32	$26.17
TOTAL RETURN	(7.97	)%(b)	24.97%	20.62%	(2.06)%	8.22%	21.49%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$153,041		$173,572	$146,716	$147,003	$173,936	$199,409
Ratios to Average Net Assets:
Net investment loss	(0.53	)%(c)	(0.50)%	(0.26)%	(0.52)%	(0.38)%	(0.31)%
Net expenses	1.08	%(c)	1.09%	1.10%	1.09%	1.06%	1.05%
Gross expenses (d)	1.20	%(c)	1.22%	1.23%	1.22%	1.20%	1.20%
PORTFOLIO TURNOVER RATE	5	%(b)	16%	13%	20%	25%	25%

(a)	Calculated based on average shares outstanding during each period.

(b)	Not annualized.

(c)	Annualized.

(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell Midcap Growth Index (“Russell Midcap Growth”), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

DF Dent Midcap Growth Fund vs. Russell Midcap Growth Index

Average Annual Total Returns Periods Ended December 31, 2018	One Year	Five Year	Since Inception (07/01/11)(1)
DF Dent Midcap Growth Fund - Investor Shares	-0.19%	7.02%	11.60%
DF Dent Midcap Growth Fund - Institutional Shares(2)	-0.09%	7.04%	11.61%
Russell Midcap Growth Index	-4.75%	7.42%	9.58%

(1)	Investor Shares commenced operations on July 1, 2011 and Institutional Shares commenced operations on November 29, 2017.

(2)	Performance for the five year, and since inception periods are a blended average annual return, which include the returns of the Investor Shares prior to the commencement of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.31% and 1.27%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 0.98% and 0.85% of Investor Shares and Institutional Shares, respectively, through October 31, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at

DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2018

the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 233-3368.

DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares	Security Description	Value
Common Stock - 97.4%
Consumer Discretionary - 6.5%
34,606	CarMax, Inc. (a)	$2,170,834
63,399	LKQ Corp. (a)	1,504,458
		3,675,292
Energy - 1.7%
16,565	Core Laboratories NV	988,268

Financials - 8.1%
1,551	Markel Corp. (a)	1,610,015
13,824	Moody's Corp.	1,935,913
22,589	SEI Investments Co.	1,043,612
		4,589,540
Health Care - 11.3%
11,957	Bio-Techne Corp.	1,730,417
7,198	Illumina, Inc. (a)	2,158,896
2,665	Intuitive Surgical, Inc. (a)	1,276,322
4,608	Teleflex, Inc.	1,191,076
		6,356,711
Industrials - 30.3%
11,144	AO Smith Corp.	475,849
5,000	CoStar Group, Inc. (a)	1,686,700
43,747	Fastenal Co.	2,287,531
14,903	Genesee & Wyoming, Inc., Class A (a)	1,103,120
45,388	Healthcare Services Group, Inc.	1,823,690
7,560	Roper Technologies, Inc.	2,014,891
5,301	TransDigm Group, Inc. (a)	1,802,658
17,047	TransUnion	968,270
26,881	Verisk Analytics, Inc. (a)	2,931,104
27,257	Waste Connections, Inc.	2,023,832
		17,117,645
Information Technology - 27.5%
14,412	ANSYS, Inc. (a)	2,060,051
28,070	Black Knight, Inc. (a)	1,264,834
7,966	Blackbaud, Inc.	501,061
50,650	Blackline, Inc. (a)	2,074,118
45,328	Brooks Automation, Inc.	1,186,687
18,448	Envestnet, Inc. (a)	907,457
9,126	Okta, Inc. (a)	582,239
55,719	PROS Holdings, Inc. (a)	1,749,577
10,066	Qualys, Inc. (a)	752,333
50,674	Trimble, Inc. (a)	1,667,681
14,863	Tyler Technologies, Inc. (a)	2,761,843
		15,507,881
Materials - 5.0%
19,005	Ecolab, Inc.	2,800,387

Shares	Security Description	Value
Real Estate - 7.0%
49,756	CBRE Group, Inc., Class A (a)	$1,992,230
12,168	SBA Communications Corp. REIT (a)	1,969,878
		3,962,108
Total Common Stock (Cost $45,806,847)		54,997,832
Investments, at value - 97.4% (Cost $45,806,847)		$54,997,832
Other Assets & Liabilities, Net - 2.6%		1,479,849
Net Assets - 100.0%		$56,477,681

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$54,997,832
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$54,997,832

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2018.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

PORTFOLIO HOLDINGS
% of Total Net Assets
Consumer Discretionary	6.5%
Energy	1.7%
Financials	8.1%
Health Care	11.3%
Industrials	30.3%
Information Technology	27.5%
Materials	5.0%
Real Estate	7.0%
Other Assets & Liabilities, Net	2.6%
100.0%

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

ASSETS
Investments, at value (Cost $45,806,847)	$54,997,832
Cash	1,280,250
Receivables:
Fund shares sold	659,983
Dividends and interest	17,251
Prepaid expenses	8,345
Total Assets	56,963,661

LIABILITIES
Payables:
Investment securities purchased	379,689
Accrued Liabilities:
Investment adviser fees	83,364
Trustees’ fees and expenses	60
Fund services fees	7,186
Other expenses	15,681
Total Liabilities	485,980

NET ASSETS	$56,477,681

COMPONENTS OF NET ASSETS
Paid-in capital	$46,392,923
Distributable earnings	10,084,758
NET ASSETS	$56,477,681

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	1,416,147
Institutional Shares	1,454,717

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $27,842,628)	$19.66
Institutional Shares (based on net assets of $28,635,053)	$19.68

*	Shares redeemed within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $3,391)	$143,678
Interest income	4,171
Total Investment Income	147,849

EXPENSES
Investment adviser fees	204,098
Fund services fees	72,100
Transfer agent fees:
Investor Shares	1,265
Institutional Shares	273
Custodian fees	3,007
Registration fees:
Investor Shares	7,454
Institutional Shares	3,119
Professional fees	19,862
Trustees' fees and expenses	2,134
Other expenses	10,856
Total Expenses	324,168
Fees waived	(75,615)
Net Expenses	248,553

NET INVESTMENT LOSS	(100,704)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,538,457
Net change in unrealized appreciation (depreciation) on investments	(6,507,666)
NET REALIZED AND UNREALIZED LOSS	(4,969,209)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,069,913)

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2018	For the Year Ended June 30, 2018
OPERATIONS
Net investment loss	$(100,704)	$(205,101)
Net realized gain	1,538,457	2,614,485
Net change in unrealized appreciation (depreciation)	(6,507,666)	6,133,775
Increase (Decrease) in Net Assets Resulting from Operations	(5,069,913)	8,543,159

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(927,807)	(115,823)
Institutional Shares	(870,856)	(6,662)
Total Distributions Paid	(1,798,663)	(122,485	)*

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	12,659,462	4,948,011
Institutional Shares	3,985,463	25,947,396	**
Reinvestment of distributions:
Investor Shares	917,844	115,022
Institutional Shares	870,526	6,662
Redemption of shares:
Investor Shares	(1,910,497)	(27,751,122	)**†
Institutional Shares	(316,842)	(205,000)
Redemption fees:
Investor Shares	3,115	128
Institutional Shares	3,074	7
Increase in Net Assets from Capital Share Transactions	16,212,145	3,061,104
Increase in Net Assets	9,343,569	11,481,778

NET ASSETS
Beginning of Period	47,134,112	35,652,334
End of Period	$56,477,681	$47,134,112	***

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	562,026	239,771
Institutional Shares	205,714	1,230,843	**
Reinvestment of distributions:
Investor Shares	45,370	5,641
Institutional Shares	42,989	327
Redemption of shares:
Investor Shares	(91,557)	(1,317,274	)**
Institutional Shares	(15,567)	(9,589)
Increase in Shares	748,975	149,719

*	Distribution for June 30, 2018 was the result of net realized gain.

**	The above figures include transfers of $22,215,893 and 1,061,695 and 1,061,432 shares from the Investor Shares to Institutional Shares, respectively, as a result of the newly offered share class.

†	This amount includes $1,278,233 from an in-kind redemption for the year ended June 30, 2018.

***	Includes undistributed net investment income of $5,845 at June 30, 2018. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2018		2018	2017	2016	2015	2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$22.21		$18.08	$15.37	$16.27	$15.46	$13.01
INVESTMENT OPERATIONS
Net investment loss (a)	(0.05)		(0.11)	(0.09)	(0.11)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	(1.81)		4.30	2.81	(0.31)	1.57	3.06
Total from Investment Operations	(1.86)		4.19	2.72	(0.42)	1.47	2.97

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.69)		(0.06)	(0.01)	(0.48)	(0.66)	(0.52)
Total Distributions to Shareholders	(0.69)		(0.06)	(0.01)	(0.48)	(0.66)	(0.52)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	–	–	–	0.00 (b)
NET ASSET VALUE, End of Period	$19.66		$22.21	$18.08	$15.37	$16.27	$15.46
TOTAL RETURN	(8.46	)%(c)	23.21%	17.74%	(2.49)%	9.97%	22.95%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$27,843		$19,993	$35,652	$23,963	$22,757	$16,032
Ratios to Average Net Assets:
Net investment loss	(0.44	)%(d)	(0.52)%	(0.55)%	(0.71)%	(0.65)%	(0.63)%
Net expenses	0.98	%(d)	1.01%	1.10%	1.10%	1.10%	1.10%
Gross expenses (e)	1.22	%(d)	1.40%	1.68%	1.82%	1.84%	2.08%
PORTFOLIO TURNOVER RATE	18	%(c)	32%	31%	29%	45%	32%

(a)	Calculated based on average shares outstanding during each period.

(b)	Less than $0.01 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months		November 29, 2017 (a)
	Ended		Through
	December 31, 2018		June 30, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$22.22		$20.56
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)		(0.05)
Net realized and unrealized gain (loss)	(1.82)		1.77
Total from Investment Operations	(1.85)		1.72

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.69)		(0.06)
Total Distributions to Shareholders	(0.69)		(0.06)

REDEMPTION FEES(b)	0.00	(c)	0.00	(c)
NET ASSET VALUE, End of Period	$19.68		$22.22
TOTAL RETURN	(8.41	)%(d)	8.40	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$28,635		$27,141
Ratios to Average Net Assets:
Net investment loss	(0.31	)%(e)	(0.36	)%(e)
Net expenses	0.85	%(e)	0.85	%(e)
Gross expenses (f)	1.17	%(e)	1.27	%(e)
PORTFOLIO TURNOVER RATE	18	%(d)	32	%(d)

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during each period.

(c)	Less than $0.01 per share.

(d)	Not annualized.

(e)	Annualized.

(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell 2000 Growth Index (“Russell 2000 Growth”), since inception. The Russell 2000 Growth, the Fund‘s primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

DF Dent Small Cap Growth Fund vs. Russell 2000 Growth Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2018	One Year	Five Year	(11/01/13)(1)
DF Dent Small Cap Growth Fund - Investor Shares	-1.52%	5.62%	7.27%
DF Dent Small Cap Growth Fund - Institutional Shares(2)	-1.45%	5.63%	7.28%
Russell 2000 Growth Index	-9.31%	5.13%	6.32%

(1)	Investor Shares commenced operations on November 1, 2013 and Institutional Shares commenced operations on November 20, 2017.

(2)	Performance for the five year and since inception periods are a blended average annual return, which include the returns of the Investor Shares prior to the commencement of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 3.09% and 2.91%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.05% and 0.95% of Investor Shares and Institutional Shares, respectively, through October 31, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses

DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2018

After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 233-3368.

DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares	Security Description	Value
Common Stock - 99.7%
Communication Services - 4.5%
8,464	Cogent Communications Holdings, Inc.	$382,658
9,505	Eventbrite, Inc., Class A (a)	264,334
		646,992
Consumer Discretionary - 7.9%
3,328	Bright Horizons Family Solutions, Inc. (a)	370,906
2,677	Lithia Motors, Inc., Class A	204,335
3,955	Monro, Inc.	271,906
3,349	Wayfair, Inc., Class A (a)	301,678
		1,148,825
Consumer Staples - 3.9%
2,738	Calavo Growers, Inc.	199,764
3,424	MGP Ingredients, Inc.	195,339
933	WD-40 Co.	170,982
		566,085
Financials - 3.7%
8,073	Hamilton Lane, Inc., Class A	298,701
6,236	WSFS Financial Corp.	236,407
		535,108
Health Care - 12.0%
2,712	Bio-Techne Corp.	392,481
3,116	Cantel Medical Corp.	231,986
2,474	DexCom, Inc. (a)	296,385
4,832	LeMaitre Vascular, Inc.	114,229
9,490	OrthoPediatrics Corp. (a)	331,011
2,198	Teladoc, Inc. (a)	108,955
12,912	Vapotherm, Inc. (a)	257,594
		1,732,641
Industrials - 29.6%
10,675	Beacon Roofing Supply, Inc. (a)	338,611
784	CoStar Group, Inc. (a)	264,474
10,732	Douglas Dynamics, Inc.	385,171
2,873	Exponent, Inc.	145,690
4,276	Genesee & Wyoming, Inc., Class A (a)	316,509
14,981	Healthcare Services Group, Inc.	601,937
7,685	HEICO Corp., Class A	484,155
5,901	Helios Technologies, Inc.	195,854
4,624	John Bean Technologies Corp.	332,049
917	MSC Industrial Direct Co., Inc.	70,536
6,721	SiteOne Landscape Supply, Inc. (a)	371,470
2,675	The Middleby Corp. (a)	274,803
8,211	WageWorks, Inc. (a)	223,011
2,000	Watsco, Inc.	278,280
		4,282,550

Shares	Security Description	Value
Information Technology - 37.5%
8,931	Black Knight, Inc. (a)	$402,431
3,960	Blackbaud, Inc.	249,084
11,119	Blackline, Inc. (a)	455,323
13,836	Brooks Automation, Inc.	362,226
4,414	Envestnet, Inc. (a)	217,125
7,131	EVERTEC, Inc.	204,660
8,919	Evo Payments, Inc., Class A (a)	220,032
4,088	Guidewire Software, Inc. (a)	327,980
826	Littelfuse, Inc.	141,642
1,599	Mesa Laboratories, Inc.	333,216
6,693	MINDBODY, Inc., Class A (a)	243,625
5,182	Novanta, Inc. (a)	326,466
3,622	Okta, Inc. (a)	231,084
13,482	PROS Holdings, Inc. (a)	423,335
3,161	Qualys, Inc. (a)	236,253
4,319	The Descartes Systems Group, Inc. (a)	114,281
1,121	The Ultimate Software Group, Inc. (a)	274,499
3,545	Tyler Technologies, Inc. (a)	658,732
		5,421,994
Real Estate - 0.6%
6,501	Redfin Corp. (a)	93,614
Total Common Stock (Cost $12,792,837)		14,427,809
Investments, at value - 99.7% (Cost $12,792,837)		$14,427,809
Other Assets & Liabilities, Net - 0.3%		46,772
Net Assets - 100.0%		$14,474,581

(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$14,427,809
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$14,427,809

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2018.

PORTFOLIO HOLDINGS
% of Total Net Assets
Communication Services	4.5%
Consumer Discretionary	7.9%
Consumer Staples	3.9%
Financials	3.7%
Health Care	12.0%
Industrials	29.6%
Information Technology	37.5%
Real Estate	0.6%
Other Assets & Liabilities, Net	0.3%
100.0%

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

ASSETS
Investments, at value (Cost $12,792,837)	$14,427,809
Cash	54,613
Receivables:
Dividends and interest	1,193
From investment adviser	8,292
Prepaid expenses	4,777
Total Assets	14,496,684

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	7
Fund services fees	5,459
Other expenses	16,637
Total Liabilities	22,103

NET ASSETS	$14,474,581

COMPONENTS OF NET ASSETS
Paid-in capital	$13,348,675
Distributable earnings	1,125,906
NET ASSETS	$14,474,581

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	390,959
Institutional Shares	710,661

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $5,133,827)	$13.13
Institutional Shares (based on net assets of $9,340,754)	$13.14

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $177)	$34,701
Interest income	386
Total Investment Income	35,087

EXPENSES
Investment adviser fees	49,208
Fund services fees	68,104
Transfer agent fees:
Investor Shares	846
Institutional Shares	82
Custodian fees	2,460
Registration fees:
Investor Shares	1,746
Institutional Shares	1,797
Professional fees	15,286
Trustees' fees and expenses	1,435
Other expenses	8,366
Total Expenses	149,330
Fees waived and expenses reimbursed	(91,433)
Net Expenses	57,897

NET INVESTMENT LOSS	(22,810)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(17,177)
Net change in unrealized appreciation (depreciation) on investments	(1,278,959)
NET REALIZED AND UNREALIZED LOSS	(1,296,136)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,318,946)

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2018	For the Year Ended June 30, 2018
OPERATIONS
Net investment loss	$(22,810)	$(35,663)
Net realized gain (loss)	(17,177)	551,586
Net change in unrealized appreciation (depreciation)	(1,278,959)	1,192,163
Increase (Decrease) in Net Assets Resulting from Operations	(1,318,946)	1,708,086

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(361,754)	–
Institutional Shares	(344,997)	–
Total Distributions Paid	(706,751)	–

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	112,742	913,502
Institutional Shares	5,200,000	4,909,634	*
Reinvestment of distributions:
Investor Shares	355,477	–
Institutional Shares	344,997	–
Redemption of shares:
Investor Shares	(28,399)	(4,629,115	)*
Institutional Shares	(568,816)	–
Increase in Net Assets from Capital Share Transactions	5,416,001	1,194,021
Increase in Net Assets	3,390,304	2,902,107

NET ASSETS
Beginning of Period	11,084,277	8,182,170
End of Period	$14,474,581	$11,084,277	**

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	7,205	62,103
Institutional Shares	396,615	334,924	*
Reinvestment of distributions:
Investor Shares	26,587	–
Institutional Shares	25,785	–
Redemption of shares:
Investor Shares	(1,994)	(318,552	)*
Institutional Shares	(46,663)	–
Increase in Shares	407,535	78,475

*	The above figures include transfers of $4,309,633 and 295,290 shares from the Investor Shares to Institutional Shares, as a result of the newly offered share class.

**	Includes accumulated net investment loss of $(1,500) at June 30, 2018. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,				November 1, 2013 (a) Through June 30,
	2018		2018	2017	2016	2015	2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$15.97		$13.29	$11.49	$12.22	$10.87	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.04)		(0.06)	(0.06)	(0.01)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	(1.81)		2.74	1.86	(0.61)	1.48	0.90
Total from Investment Operations	(1.85)		2.68	1.80	(0.62)	1.44	0.87

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.99)		–	–	(0.11)	(0.09)	–
Total Distributions to Shareholders	(0.99)		–	–	(0.11)	(0.09)	–

REDEMPTION FEES(b)	–		–	0.00 (c)	–	–	–
NET ASSET VALUE, End of Period	$13.13		$15.97	$13.29	$11.49	$12.22	$10.87
TOTAL RETURN	(11.69	)%(d)	20.17%	15.67%	(5.06)%	13.41%	8.70	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$5,134		$5,734	$8,182	$7,533	$5,382	$2,356
Ratios to Average Net Assets:
Net investment loss	(0.45	)%(e)	(0.43)%	(0.46)%	(0.10)%	(0.39)%	(0.50	)%(e)
Net expenses	1.05	%(e)	1.10%	1.25%	1.25%	1.25%	1.25	%(e)
Gross expenses (f)	2.59	%(e)	3.12%	3.25%	3.60%	5.16%	10.69	%(e)
PORTFOLIO TURNOVER RATE	32	%(d)	40%	45%	39%	38%	37	%(d)

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during each period.

(c)	Less than $0.01 per share.

(d)	Not annualized.

(e)	Annualized.

(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31, 2018		November 20, 2017 (a) Through June 30, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$15.97		$14.04
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)		(0.02)
Net realized and unrealized gain (loss)	(1.81)		1.95
Total from Investment Operations	(1.84)		1.93

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.99)		–
Total Distributions to Shareholders	(0.99)		–

NET ASSET VALUE, End of Period	$13.14		$15.97
TOTAL RETURN	(11.63	)%(c)	13.75	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$9,341		$5,350
Ratios to Average Net Assets:
Net investment loss	(0.34	)%(d)	(0.24	)%(d)
Net expenses	0.95	%(d)	0.95	%(d)
Gross expenses (e)	2.57	%(d)	2.91	%(d)
PORTFOLIO TURNOVER RATE	32	%(c)	40	%(c)

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during each period.

(c)	Not annualized.

(d)	Annualized.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 1. Organization

DF Dent Premier Growth Fund is a diversified portfolio of Forum Funds (the “Trust”) and DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. DF Dent Premier Growth Fund commenced operations on July 16, 2001. DF Dent Midcap Growth Fund’s Investor Shares and Institutional Shares commenced operations on July 1, 2011 and November 29, 2017, respectively. DF Dent Small Cap Growth Fund’s Investor Shares and Institutional Shares commenced operations on November 1, 2013 and November 20, 2017, respectively. The Funds seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of December 31, 2018, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The DF Dent Midcap Growth Fund's and DF Dent Small Cap Growth Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Redemption Fees – A shareholder who redeems shares of DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund within 60 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for each Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2018, DF Dent Midcap Growth Fund had $1,030,250 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 4. Fees and Expenses

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 1.00%, 0.75%, and 0.85% of the average daily net assets of DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – Each Independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses through October 31, 2019, for DF Dent Premier Growth Fund, to the extent that total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of the Fund. Additionally, the Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) of Investor Shares and Institutional Shares to 0.98% and 0.85%,respectively, through October 31, 2019, for DF Dent Midcap Growth Fund. The Adviser has also contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) of Investor Shares and Institutional Shares to 1.05% and 0.95%, respectively, through October 31, 2019, for DF Dent Small Cap Growth Fund.

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2018, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$71,359	$–	$34,537	$105,896
DF Dent Midcap Growth Fund	36,999	10,950	27,666	75,615
DF Dent Small Cap Growth Fund	49,207	15,454	26,772	91,433

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of December 31, 2018, $176,039, $121,640, and $153,036 are subject to recoupment by the Adviser for the DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund, respectively.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2018, were as follows:

	Purchases	Sales
DF Dent Premier Growth Fund	$9,506,550	$16,912,479
DF Dent Midcap Growth Fund	24,008,057	9,679,560
DF Dent Small Cap Growth Fund	8,562,773	3,794,359

Note 7. Federal Income Tax

As of December 31, 2018, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
DF Dent Premier Growth Fund	$68,346,417	$(2,477,154)	$65,869,263
DF Dent Midcap Growth Fund	10,318,302	(1,127,317)	9,190,985
DF Dent Small Cap Growth Fund	2,146,846	(511,874)	1,634,972

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

As of June 30, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$–	$7,355,059	$(406,799)	$88,641,694	$95,589,954
DF Dent Midcap Growth Fund	138,440	1,224,232	–	15,590,662	16,953,334
DF Dent Small Cap Growth Fund	130,820	150,010	–	2,870,773	3,151,603

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to passive foreign investment holdings (PFICs), wash sales and equity return of capital.

For tax purposes, the prior late year ordinary loss was $406,799 (realized during the period January 1, 2018 through June 30, 2018) for DF Dent Premier Growth Fund. This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, July 1, 2018.

Note 8. In-Kind Redemptions

On June 14, 2018, the DF Dent Midcap Growth Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions). The proceeds for the in-kind redemptions, which are included in Redemption of shares in the Statements of Changes in Net Assets, were $1,278,233 and represented 6.75% of the DF Dent Midcap Growth Fund’s net assets on June 14, 2018. For financial reporting purposes, the DF Dent Midcap Growth Fund recognized gains on the in-kind redemptions in the amount of $664,290. For tax purposes, the gains are not recognized.

Note 9. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Funds' financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes were effective November 5, 2018. These amendments are reflected in the Funds' financial statements for the period ended December 31, 2018.

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 10. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2018

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$920.32	$5.23	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%

DF Dent Midcap Growth Fund
Investor Shares
Actual	$1,000.00	$915.45	$4.73	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99	0.98%
Institutional Shares
Actual	$1,000.00	$915.95	$4.10	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

DF Dent Small Cap Growth Fund
Investor Shares
Actual	$1,000.00	$883.06	$4.98	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Institutional Shares
Actual	$1,000.00	$883.68	$4.51	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

DF DENT GROWTH FUNDS

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DF Dent Premier Growth Fund – DFDPX

DF Dent Midcap Growth Fund Investor Shares – DFDMX

DF Dent Midcap Growth Fund Institutional Shares – DFMGX

DF Dent Small Cap Growth Fund Investor Shares – DFDSX

DF Dent Small Cap Growth Fund Institutional Shares – DFSGX

INVESTMENT ADVISER

D.F. Dent and Company, Inc.

400 E. Pratt Street, 7th Floor

Baltimore, MD 21202

www.dfdent.com

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

(866) 2DF-DENT

www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

221-SAR-1218

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 26, 2019

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 26, 2019